UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 29, 2005

Date of Report (Date of earliest event reported)

IMPSAT Fiber Networks, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 000-29085

Delaware	52-1910372
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Elvira Rawson de Dellepiane 150

Piso 8, C1107BCA

Buenos Aires, Argentina

(Address of principal executive offices)

(Zip Code)

(5411) 5170-0000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On August 2, 2005, the Company issued a press release announcing that IMPSAT, S.A. (“IMPSAT Argentina”) and IMPSAT Comunicacoes Ltda. (“IMPSAT Brazil”), executed definitive amended and restated financing agreements to restructure $125.6 million in aggregate principal outstanding indebtedness (the “Indebtedness”) of IMPSAT Argentina and IMPSAT Brazil pursuant to separate credit agreements that are each guaranteed by the Company.

A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Section 9. – Financial Statements and Exhibits

Item 9.01(c) Exhibits

99.1	Press Release dated August 2, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPSAT FIBER NETWORKS, INC. (Registrant)

Date: August 2, 2005	By:	/s/ Héctor Alonso
Héctor Alonso
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 2, 2005. Filed herewith.